Exhibit 99.1

TCF Financial Corporation
Investing in the Future
TCF Analyst Day
August 18,2005

1)    Strategic Overview & Business Update

William A. Cooper
Chairman & CEO

Lynn A. Nagorske
President & COO

2)    Corporate Profile

At June 30, 2005

•    $12.6 billion financial holding company headquartered in Minnesota - 47th largest1 bank in the U.S. based on asset size and 39th largest1 based on market cap

•    435 bank branches, 132 branches opened since January 1, 2000

•    1,151 TCF EXPRESS TELLER® ATMs, 622 off-site

•    12th largest issuer of Visa® Classic debit cards2

•    22nd largest overall issuer of Visa® debit and credit cards2

•    ROA 2.13%; ROE 28.74%; ROTE3 34.66%

•    1,595,001 checking accounts

1   Source: CapitalBridge 6/30/05

2   Source: VISA® 1Q05

3   Excludes the impact of intangible amortization expense (see reconciliation slide in appendix)

3)    Corporate Profile

At June 30, 2005

•    Bank branches located in six states

	At 6/30/05	At 1/1/00
Traditional	177	136
Supermarket	250	195
Campus	8	7
Total	435	338
	At 6/30/05	At 1/1/00
Minnesota	102	82
Illinois	197	150
Michigan	61	64
Wisconsin	34	31
Colorado	35	10
Indiana	6	1
Total	435	338

4)    Corporate Philosophy

•              TCF Banks Everyone

•                    Every customer is valuable and contributes to profitability (No 80/20 rule)

•              Convenience

•                    Open seven days a week, 364 days/year

•                    Traditional, supermarket and campus branches

•                    TCF EXPRESS TELLER® ATMs

•                    Debit cards

•                    Phone banking

•                    TCF Totally Free OnlineSM banking (889,000 Internet banking accounts)

•              Organized Geographically and by Function

•                    Banking process is local and decentralized

•                    Functional product line management is centralized

•                    Operational functions which involve paper processing are centralized to produce greater efficiencies

5)    Corporate Philosophy

•              The Checking Account is the Anchor Account of the Banking Relationship

•                    TCF has accumulated a large number of low cost checking accounts with significant fee income

•                    Over 37% of profits are earned from the deposit side of the bank

•                    TCF sources the majority of its consumer loans from its checking account base

•              TCF Emphasizes Power Assets® and Power Liabilities® to generate Power Profits

•                    These asset categories (consumer loans, commercial loans and leases) generate the highest returns and are funded by low interest cost core deposits

•                    TCF’s net interest margin of 4.53% is approximately 97 basis points higher than the Top 50 Banks as a result of this strategy

•                    These Power Asset/Liability categories generate 83% of TCF’s profits and are growing

6)    Corporate Philosophy

•              Strong Credit Quality through Secured Lending

•                    As a result of our low cost deposit funding costs, we can minimize credit risk

•              TCF believes interest-rate risk should be minimized since speculation does not generate consistent profits and is high risk

•              TCF uses technology to enhance productivity, customer service and develop new products

•              De Novo Expansion

•                    TCF is increasing its market share through de novo expansion:
— Opening new branches
— Starting new businesses
— Offering new products and services

7)    Financial Highlights

($ millions, except per-share data)	Year-to-Date
	2005	2004	Change
Net Interest Income	$260.3	$240.9	8.1%
Fees & Other Revenue:
Banking	186.4	190.3	(2.1)
Other	33.8	35.5	(4.8)
Total Fees and Other Revenue	220.2	225.8	(2.5)
Gains on Sales of Securities	9.7	12.7	(23.6)
Total Non-Interest Income	229.9	238.5	(3.6)
Total Revenue	490.2	479.4	2.3
Provision for Credit Losses	(2.0)	4.2	N.M.
Non-Interest Expense	298.4	284.6	4.8
Net Income	$134.1	$125.9	6.5
Diluted EPS	$1.00	$.91	9.9
ROA	2.13%	2.15%	(0.02	) bps
ROE	28.74%	26.82%	1.92	bps

N.M.  Not meaningful

8)    Net Income +7%*

	2001	2002	2003	2004	2005[1]
	($ millions)

First Quarter	$48.2	$56.3	$60.1	$60.7	$63.5
Second Quarter	$52.0	$58.0	$60.3	$65.2	$70.6
Third Quarter	$52.9	$58.9	$36.0	$61.7	$—
Fourth Quarter	$54.2	$59.8	$59.5	$67.4	$—

Total	$207	$233	$216	$255	$134

1   Year-to-date

*  YTD growth rate (‘05 vs. ‘04)

9)    Diluted EPS +10%*

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005[1]

Diluted EPS	$.60	$.84	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.86	$1.00

*  Year-to-date growth rate (‘05 vs. ‘04)

1   Year-to-date

10)  Power ProfitsSM

Average Balance ($ millions)
Profit center net income ($ 000s)		YTD 2005
	Balance	Income	%
Commercial Lending	$2,605	$16,099	12%
Consumer Lending	4,585	27,979	21
Leasing and Equipment Finance	1,401	17,048	13
Total Power Assets®	$8,591	61,126	46

Traditional and Campus Branches (185)	$6,515	34,779	26
Supermarket Branches (250)	1,750	14,261	11
Total Power Liabilities®	$8,265	49,040	37
Total Power Assets & Liabilities		110,166	83
Equity		11,371	8
Total Power Businesses		121,537	91
Gains on Sales of Securities		9,676	7
Treasury Services and Other		2,893	2
Net Income		$134,106	100%

11)  TCF vs. Top 50 Banks1 - Return on Assets

Quarter Ended June 30, 2005
(Percent)

TCF FINL CORP	TCB	2.22%
US BANCORP	USB	2.19%
MELLON FINANCIAL	MEL	2.10%
NATL CITY CORP	NCC	2.04%
NORTH FORK BANCP	NFB	1.94%
SYNOVUS FINL	SNV	1.88%
WELLS FARGO & CO	WFC	1.71%
MARSHALL &ILSLEY	MI	1.71%
MERCANTILE BANKS	MRBK	1.64%
BB&T CORPORATION	BBT	1.59%
ASSOC BANC-CORP	ASBC	1.58%
CITY NATL CORP	CYN	1.55%
COMMERCE BCSHS	CBSH	1.54%
COMERICA INC	CMA	1.50%
WESTCORP	WES	1.50%
BANK NEW YORK	BK	1.48%
FIFTH THIRD BANC	FITB	1.48%
HIBERNIA CORP -A	HIB	1.47%
FULTON FINANCIAL	FULT	1.47%
PNC FINANCIAL SE	PNC	1.47%
UNIONBANCAL CORP	UB	1.46%
NEW YORK CMNTY BANCORP INC	NYB	1.46%
REGIONS FINL	RF	1.46%
BANK OF AMERICA	BAC	1.45%
M&T BANK CORP	MTB	1.44%
CITIGROUP INC	C	1.43%
VALLEY NATL BANC	VLY	1.38%
COMPASS BANCSHS	CBSS	1.37%
ZIONS BANCORP	ZION	1.37%
INVESTORS FINL	IFIN	1.34%
AMSOUTH BANCORP	ASO	1.33%
FIRST HORIZON NA	FHN	1.33%
BOK FINL CORP	BOKF	1.31%
WACHOVIA CORP	WB	1.29%
SKY FINANCIAL GR	SKYF	1.28%
POPULAR INC	BPOP	1.23%
HUNTINGTON BANC	HBAN	1.20%
SUNTRUST BANKS	STI	1.20%
NORTHERN TRUST	NTRS	1.20%
KEYCORP	KEY	1.15%
HUDSON CITY BANCORP	HCBK	1.12%
COLONIAL BANCGRO	CNB	1.05%
SOVEREIGN BANCORP INC	SOV	1.01%
COMMERCE BANC NJ	CBH	1.00%
WEBSTER FINANCIAL CORP	WBS	.92%
SOUTH FINANCIAL	TSFG	.91%
STATE ST CORP	STT	.81%
BANKNORTH GROUP	BNK	.81%
FIRST CITIZENS-A	FCNCA	.72%
JP MORGAN CHASE	JPM	.63%

AVERAGE		1.39%

1   Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/05

Source:  CapitalBridge

12)  TCF vs. Top 50 Banks1 - Return on Equity

Quarter Ended June 30, 2005
(Percent)

TCF FINL CORP	TCB	30.23%
NATL CITY CORP	NCC	22.78%
INVESTORS FINL	IFIN	22.43%
US BANCORP	USB	22.36%
FIRST HORIZON NA	FHN	20.89%
CITIGROUP INC	C	20.16%
VALLEY NATL BANC	VLY	19.87%
WELLS FARGO & CO	WFC	19.51%
COMPASS BANCSHS	CBSS	19.20%
MELLON FINANCIAL	MEL	19.18%
AMSOUTH BANCORP	ASO	19.03%
COMMERCE BANC NJ	CBH	18.99%
POPULAR INC	BPOP	18.55%
MARSHALL &ILSLEY	MI	17.98%
SYNOVUS FINL	SNV	17.91%
WESTCORP	WES	17.58%
UNIONBANCAL CORP	UB	17.30%
BANK OF AMERICA	BAC	16.94%
ASSOC BANC-CORP	ASBC	16.84%
FIFTH THIRD BANC	FITB	16.56%
CITY NATL CORP	CYN	16.46%
COMERICA INC	CMA	16.30%
BANK NEW YORK	BK	16.24%
NORTHERN TRUST	NTRS	16.19%
HIBERNIA CORP -A	HIB	16.15%
COMMERCE BCSHS	CBSH	15.76%
PNC FINANCIAL SE	PNC	15.69%
ZIONS BANCORP	ZION	15.66%
HUNTINGTON BANC	HBAN	15.45%
BB&T CORPORATION	BBT	14.92%
WACHOVIA CORP	WB	14.85%
NORTH FORK BANCP	NFB	14.62%
KEYCORP	KEY	14.39%
BOK FINL CORP	BOKF	14.34%
FULTON FINANCIAL	FULT	14.11%
SKY FINANCIAL GR	SKYF	13.83%
SUNTRUST BANKS	STI	13.35%
M&T BANK CORP	MTB	13.31%
STATE ST CORP	STT	13.28%
REGIONS FINL	RF	13.01%
COLONIAL BANCGRO	CNB	12.67%
MERCANTILE BANKS	MRBK	12.51%
SOVEREIGN BANCORP INC	SOV	11.50%
NEW YORK CMNTY BANCORP INC	NYB	11.44%
WEBSTER FINANCIAL CORP	WBS	10.41%
SOUTH FINANCIAL	TSFG	9.52%
FIRST CITIZENS-A	FCNCA	8.87%
JP MORGAN CHASE	JPM	8.40%
HUDSON CITY BANCORP	HCBK	7.42%
BANKNORTH GROUP	BNK	5.31%

AVERAGE		15.80%

1   Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/05

Source:  CapitalBridge

13)  New Products and Services

•    MILES PlusSM Card Loyalty Programs

•                    Premier (Retail)

•                    Small Business

•    TCF Check CashingSM and Money Transfers

•    Electronic statement delivery

•    TCF index Investment StrategiesTM

•    TCF Visa® Gift Card

•    American Express® Travelers Cheque Card

•    Medical equipment leasing

14)  Interest Rate Risk Management & Capital Strategies

Neil W. Brown
Chief Financial Officer

15)  Net Interest Income +8%*

	2001	2002	2003	2004	2005
	($ millions)

First Quarter	$113.8	$124.5	$122.4	$118.4	$129.1
Second Quarter	$119.3	$124.3	$119.8	$122.4	$131.3
Third Quarter	$122.4	$123.8	$119.9	$124.5	$—
Fourth Quarter	$125.7	$126.6	$119.1	$126.5	$—

Total	$481	$499	$481	$492	$260

Net Interest Margin:	4.51%	4.71%	4.54%	4.54%	4.54%[1]

1   Year-to-date

*  Year-to-date growth rate (‘05 vs. ‘04)

16)  TCF vs. Top 50 Banks1 - Net Interest Margin

Quarter Ended June 30, 2005
(Percent)

WESTCORP	WES	5.50%
WELLS FARGO & CO	WFC	4.83%
REGIONS FINL	RF	4.66%
CITY NATL CORP	CYN	4.60%
TCF FINL CORP	TCB	4.53%
NORTH FORK BANCP	NFB	4.48%
ZIONS BANCORP	ZION	4.44%
MERCANTILE BANKS	MRBK	4.29%
US BANCORP	USB	4.15%
NATL CITY CORP	NCC	4.13%
COMMERCE BANC NJ	CBH	4.10%
SYNOVUS FINL	SNV	4.10%
UNIONBANCAL CORP	UB	3.98%
HIBERNIA CORP -A	HIB	3.98%
SKY FINANCIAL GR	SKYF	3.97%
BANKNORTH GROUP	BNK	3.96%
BB&T CORPORATION	BBT	3.93%
FULTON FINANCIAL	FULT	3.89%
ASSOC BANC-CORP	ASBC	3.88%
COMMERCE BCSHS	CBSH	3.81%
POPULAR INC	BPOP	3.80%
M&T BANK CORP	MTB	3.79%
VALLEY NATL BANC	VLY	3.72%
COMERICA INC	CMA	3.70%
COLONIAL BANCGRO	CNB	3.70%
KEYCORP	KEY	3.69%
SOUTH FINANCIAL	TSFG	3.55%
COMPASS BANCSHS	CBSS	3.54%
FIRST CITIZENS-A	FCNCA	3.49%
WACHOVIA CORP	WB	3.48%
AMSOUTH BANCORP	ASO	3.44%
FIRST HORIZON NA	FHN	3.39%
BOK FINL CORP	BOKF	3.37%
FIFTH THIRD BANC	FITB	3.37%
HUNTINGTON BANC	HBAN	3.36%
BANK OF AMERICA	BAC	3.35%
SOVEREIGN BANCORP INC	SOV	3.34%
MARSHALL &ILSLEY	MI	3.32%
CITIGROUP INC	C	3.32%
WEBSTER FINANCIAL CORP	WBS	3.26%
SUNTRUST BANKS	STI	3.20%
PNC FINANCIAL SE	PNC	3.12%
NEW YORK CMNTY BANCORP INC	NYB	3.01%
JP MORGAN CHASE	JPM	2.68%
HUDSON CITY BANCORP	HCBK	2.31%
BANK NEW YORK	BK	2.25%
MELLON FINANCIAL	MEL	1.98%
INVESTORS FINL	IFIN	1.69%
NORTHERN TRUST	NTRS	1.67%
STATE ST CORP	STT	1.06%

AVERAGE		3.56%

1   Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/05

Source:  CapitalBridge

17)  Fed Funds vs. 10-Year Treasury

	10-Year
	Treasury	Fed Funds
4Q99	6.28	5.30
1Q00	6.26	5.85
2Q00	6.10	6.53
3Q00	5.80	6.52
4Q00	5.24	6.40
1Q01	4.89	5.31
2Q01	5.28	3.97
3Q01	4.73	3.07
4Q01	5.09	1.82
1Q02	5.28	1.73
2Q02	4.93	1.75
3Q02	3.87	1.75
4Q02	4.03	1.24
1Q03	3.81	1.25
2Q03	3.33	1.22
3Q03	4.27	1.01
4Q03	4.27	1.00
1Q04	3.83	1.00
2Q04	4.73	1.03
3Q04	4.13	1.62
4Q04	4.23	2.16
1Q05	4.50	2.56
2Q05	4.00	3.01

18)  TCF NIM vs. Top 50 Banks

	TCF
	Net interest Margin	Top 50 Banks
4Q99	4.38	3.94
1Q00	4.32	3.82
2Q00	4.38	3.81
3Q00	4.38	3.81
4Q00	4.33	3.60
1Q01	4.35	3.81
2Q01	4.40	3.87
3Q01	4.55	3.87
4Q01	4.74	3.88
1Q02	4.83	4.09
2Q02	4.76	3.93
3Q02	4.68	4.06
4Q02	4.59	3.92
1Q03	4.45	3.80
2Q03	4.45	3.64
3Q03	4.57	3.72
4Q03	4.54	3.66
1Q04	4.53	3.56
2Q04	4.53	3.53
3Q04	4.56	3.53
4Q04	4.56	3.55
1Q05	4.56	3.56
2Q05	4.53	3.56

	4Q99		2Q05		Change
TCF	4.38%		4.53%		15	bps
Top 50 Banks	3.94%		3.56%		(38	)bps
Difference	44	bps	97	bps	(53	bps

19)  Securities Available for Sale and Residential Portfolios

Ending Balance	12/01	12/02	12/03	12/04	6/05
	($ millions)

Securities available for sale portfolio[1]	$1,575	$2,355	$1,524	$1,622	$1,404
Residential portfolio	2,733	1,800	1,213	1,014	884
Total	$4,308	$4,155	$2,737	$2,636	$2,288

Yield:	6.76%	6.25%	5.55%	5.29%	5.37%
% of Total Assets	37.9%	34.1%	24.2%	21.4%	18.2%

1   Based on historical amortized cost

20)  Premier Checking & Savings Deposits +123%*

Ending Balance	6/30/04	9/30/04	12/31/04	3/31/05	6/30/05
	(000s)

Premier Checking Accounts	$202	$291	$397	$525	$627
Premier Savings Accounts	$67	$156	$244	$324	$370
Total	$269	$447	$641	$849	$997

Average Rate:	1.21%	1.48%	1.86%	2.03%	2.21%

*  Twelve-month growth rate

21)  Capital

22)  Realized Tangible Equity*

	12/01	12/02	12/03	12/04	6/05
	($ millions)

Realized Tangible Equity	$756	$778	$764	$803	$797

% of Total Assets	6.66%	6.38%	6.75%	6.51%	6.32%

*  See reconciliation slide in the appendix

23)  Risk-Based Capital

	12/01	12/02	12/03	12/04	6/05
	($ millions)

Actual	$834	$851	$842	$959	$998
Minimum Requirement	$593	$622	$628	$705	$739
Well Capitalized Requirement	$741	$777	$785	$881	$924

Tier 1:	10.24%	9.96%	9.75%	9.12%	8.62%
Total:	11.26%	10.95%	10.73%	10.88%	10.80%

Excess*:	$93.2	$73.6	$57.4	$77.4	$74.3

*  Excess over “well-capitalized” requirement

24)  Return of Net Income to Shareholders

	Stock Repurchase	Dividends Paid	Total	Net Income	% of Net Income
	($ millions)

2001	$148.0	$77.5	$225.5	$207.3	109%
2002	148.0	86.5	234.5	232.9	101
2003	150.4	93.0	243.4	215.9	113
2004	116.1	104.0	220.1	255.0	86
2005*	82.4	57.6	140.0	134.1	104

Total	$644.9	$418.6	$1,063.5	$1,045.2	102%

*  Year-to-date

25)  Share Repurchase Program

•    Repurchased 1,250,000 shares of common stock during the 2005 second quarter at an average cost of $25.44 per share

•    Since 1/1/98:

•                    TCF repurchased 57 million shares at an average cost of $18.08 per share

•                    $1 billion investment

•                    $1.5 billion value at 6/30/05

•    At 6/30/05, 7.1 million shares remain available to purchase under board authorizations

26)  Dividend History +13%*

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

Dividends Paid	$.18	$.23	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.425

Dividend payout ratio:	30%	28%	35%	36%	35%	37%	37%	43%	40%	43%

10-year compounded annual growth rate 20%
Rank 6th of the Top 50 Banks1

1   Source:  CapitalBridge

*  Annual growth rate (‘05 vs. ‘04)

27)  Banking Fee Income, Card Products, and Campus Banking

Earl D. Stratton
Chief Information Officer

28)  Checking Accounts +6%*

	12/01	12/02	12/03	12/04	6/05
	(000s)

Supermarket Branches	496	549	608	652	681
Traditional & Campus Branches	753	789	836	883	914

Total	1,249	1,338	1,444	1,535	1,595

*  Twelve-month growth rate

29)  Summary of Banking Fee Income
($ millions)

For the Six Months
Ended June:	2005	2004	Change
Fees & service charges	$122.9	$132.8	(7)%
Card revenue	37.4	29.5	27
ATM	20.5	21.1	(3)
Investments & insurance	5.6	6.9	(19)
Total	$186.4	$190.3	(2)%

30)  Customer Payment Activity

	YTD June 2004	YTD June 2005	% Increase/ Decrease
(Number of transactions in 000’s)

Checks	59,480	51,903	(12.7)%
ATM	22,685	22,096	(2.6)%
ACH	20,222	24,516	21.2%
Card Purchases	61,179	73,906	20.8%

31)  Customer Behavior

•    Checking Account Customer Behavior

•                    Debit card transactions continue to replace checks

•                    More debit card transactions than checks

•                    More ACH transactions

•                    Retaining higher average account balances

•                    More internet banking customers

•    Ramifications

•                    Consumer price resistance

•                    Lower deposit service charge revenue

•                    Higher account attrition

•                    Higher card revenues

32)  Card Revenue +27%*

	2001	2002	2003	2004	2005
	($ millions)

First Quarter	$8.1	$10.2	$13.2	$13.5	$17.6
Second Quarter	$9.3	$11.8	$14.8	$16.0	$19.8
Third Quarter	$10.1	$12.1	$12.9	$16.3	$—
Fourth Quarter	$10.1	$13.1	$12.1	$17.7	$—

Total	$37.6	$47.2	$53.0	$63.5	$37.4

Sales volume:	$2,560	$3,216	$3,899	$4,735	$2,684	[1]

Average off-line interchange rate:	1.55%	1.55%	1.43%	1.40%	1.40%[1]

1   Year-to-date

*  Year-to-date growth rate (‘05 vs. ‘04)

33)  Card Revenue

•    12th largest issuer of Visa® Classic debit cards1

•    22nd largest overall issuer of Visa® debit and credit cards1

•    18% increase in sales volume2

•    Revenue of $19.7 million in 2Q05, an increase of 23%2

•    Number of active accounts up 50,544 or 7%2

•    15.3 transactions per month on active cards, up 14%2

•    Continue expansion of card loyalty programs

1   Source: VISA, 1Q05

2   2Q05 vs. 2Q04

34)  Campus Banking

At June 30, 2005

•    Alliances with the University of Minnesota and University of Michigan plus eight other colleges, including a recent agreement with DePaul University in Chicago

•    Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•    85,980 total checking accounts

•    $141.2 million in total deposits

35)  Campus Banking - MATC

Milwaukee Area Technical College

•                    Agreement signed July 15, 2005

•                    64,400 faculty, staff and students

•                    Four campus locations: downtown Milwaukee, West Allis, Mequon and Oak Creek

36)  New Branch Expansion, Small Business & Commercial Lending

Barry N. Winslow
CEO & President
TCF National Bank

37)  Total New Branches
Branches opened since January 1, 2000

	Supermarket	Traditional & Campus	Total	# of Branches Opened
			(#)
12/00	21	3	24	25
12/01	41	8	49	26
12/02	56	20	76	27
12/03	61	34	95	19
12/04	72	53	125	30
6/05	74	58	132	7
2005 Forecast	79	74	153	28

38)  New Branch Model - Net Income

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
	Net Income[1] ($ 000s)

Supermarket Branch	$(220)	$(48)	$31	$90	$132	$177	$204	$235	$269	$294
Traditional Branch	$(362)	$(32)	$157	$320	$384	$491	$570	$555	$630	$692

Capital Expenditure:  $237,000 Supermarket branch, $3 million Traditional branch
1 Includes deposits and consumer lending

39)  2005 New Branch Expansion

	2005
	(#)

	Traditional	Campus	Supermarket	Total
Colorado	6	—	4	10
Lakeshore	6	1	1	8
Minnesota	2	2	2	6
Michigan	4	—	—	4
Total	18	3	7	28

40)  New Branch Total Deposits +80%*
Branches opened since January 1, 2000

	12/00	12/01	12/02	12/03	12/04	6/05
	($ millions)

Deposits	$52	$97	$250	$353	$570	$843

*  Twelve-month growth rate

41)  New Branch Total Checking Accounts +35%*
Branches opened since January 1, 2000

	12/00	12/01	12/02	12/03	12/04	6/05
	(000s)

Checking Accounts	12	42	83	142	206	239

*  Twelve-month growth rate

42)  New Branch Banking Fees & Other Revenue1 +38%*
Branches opened since January 1, 2000

	2000	2001	2002	2003	2004	2005
	($ millions)

First Quarter	$—	$1.0	$2.8	$5.4	$9.1	$13.8
Second Quarter	$0.2	$1.6	$4.1	$7.3	$13.4	$17.2
Third Quarter	$0.5	$2.0	$4.4	$7.9	$14.0	$—
Fourth Quarter	$0.8	$2.6	$5.4	$8.4	$14.5	$—

Total	$2	$7	$17	$29	$51	$31

1   Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue.

*  Twelve-month growth rate

43)  Small Business Checking Deposits +14%*

	12/01	12/02	12/03	12/04	6/05
	($ millions)

Small Business Checking Deposits	$313	$380	$461	$546	$583
Average Rate:	0%	0%	0%	0%	0%
# of Accounts	79,865	91,385	102,557	113,605	119,743

*  Twelve-month growth rate

44)  Small Business Checking Accounts

At June 30, 2005

•    $583 million in 0% interest checking account deposits

•    Small business loans up to $500,000; small business administration loans up to $150,000; home equity loans up to $500,000

•    73,323 TCF Business Check CardsSM

•    Introduced TCF Miles Plus Business Check CardSM loyalty program to business banking customers

45)  Commercial Lending +9%*

	12/01	12/02	12/03	12/04	6/05
	($ millions)

Commercial Real Estate	$1,622.5	$1,835.8	$1,916.7	$2,154.4	$2,202.8
Commercial Business	$422.4	$440.1	$427.7	$424.1	$448.0

Total	$2,045	$2,276	$2,344	$2,579	$2,651

*  Twelve-month growth rate

46)  Commercial Loans

At June 30, 2005

•    Commercial real estate

•                    25% apartment loans

•                    20% office building loans

•                    6% hotel loans

•    Commercial business — $448 million

•    Yield 5.63%

•    Over-30-day delinquency rate .04%

•    Net (recoveries) charge-offs: 2005 = (.19)%*, 2004 = .03% , 2003 = .09%

•    Approximately 99% of all commercial loans secured

•    CRE location mix: 94% Midwest, 6% Other

*  Annualized

47)  Corporate Governance

Gregory J. Pulles
Vice Chairman
General Counsel & Secretary

48)  Corporate Governance

•    Ethical Policy Statement

•    Public Disclosures

•                    Enhanced Processes

•                    Committee

•                    Certifications

•    Corporate Compliance Program

•    Sarbanes-Oxley Checklists

•                    SEC Corporate Governance Checklist

•                    NYSE Corporate Governance Checklist

49)  Corporate Governance

•    Board of Director Committees (10/13 board of directors are independent, under NYSE rules)

•                    Audit
(5 independent members)

•                    Shareholder Relations / De Novo Banking
(8 independent members)

•                    Compensation / Nominating / Corporate Governance
(6 independent members)

•    Annual Corporate Governance Self-Assessment

•    Board Self-Assessments

•    TCF Corporate Governance Guidelines

50)  Corporate Governance

•    Executive Compensation

•   Equity-based compensation is primarily restricted stock - all expensed

•   Virtually no stock options

•   Board reviews and approves all elements annually

•   Proxy contains full disclosure

•   Performance-based stock grants, tied to long-term earnings growth

— 50% of shares vest when cash EPS of $1.855 per share is achieved (a 75% increase over the base year, 1999, cash EPS of $1.06); first 50% of shares vested January 6, 2005.

— Remaining 50% of shares vest when cash EPS of $2.12 per share is achieved (a 100% increase over the base year)

— All shares not vested by year-end 2007 will be forfeited

•   2005 performance-based incentive compensation, tied to earnings

— Pro-rated cash bonus based on diluted EPS

— No cash bonus at $1.86 or less diluted EPS

— Maximum cash bonus will be 200% of base salary at $2.06 diluted EPS

51)  Return to Shareholders1 +19%*

	Index Value
Period Ending	6/30/1995	6/30/1996	6/30/1997	6/30/1998	6/30/1999	6/30/2000	6/30/2001	6/30/2002	6/30/2003	6/30/2004	6/30/2005
	($)

TCF Financial Corporation	$100.00	$143.08	$216.71	$263.63	$255.79	$243.02	$449.25	$487.13	$406.69	$609.31	$558.66
Russell 3000	$100.00	$126.01	$164.55	$211.95	$254.56	$278.99	$240.11	$198.71	$200.24	$241.21	$260.63
SNL All Bank & Thrift Index	$100.00	$135.06	$207.33	$289.54	$303.82	$252.09	$335.94	$332.40	$354.55	$419.55	$449.13

1   Assumes $100 invested June 30, 1995 with dividends reinvested

*  Annualized return since 6/30/95

Source:  SNL Securities LC

52)  Leasing & Equipment Finance

Craig R. Dahl
EVP, TCF Financial Corporation
President, TCF Equipment Finance
Chairman, Winthrop Resources

53)  Leasing and Equipment Finance +9%*

	12/01	12/02	12/03	12/04	6/05
	($ millions)

Leasing and Equipment Finance	$957	$1,039	$1,160	$1,375	$1,420

*  Twelve-month growth rate

54)  Leasing and Equipment Finance

At June 30, 2005

•    38th largest equipment finance/leasing company in the U.S. 1

•    18th largest bank-owned equipment finance/leasing company in the U.S. 1

•    Equipment type

•                    32% manufacturing and construction

•                    17% specialty vehicle

•                    15% technology and data processing

•                    13% medical

•                    23% other

•    Yield 7.02%

•    Uninstalled backlog of $227.3 million; up $32 million from year-end 2004

•    Over-30-day delinquency rate .44%

•    Net charge-offs: 2005 = .22%*, 2004 = .43% , 2003 = .69%

*  Annualized

1   Source: Equipment Leasing Association; 6/05

55)  Leasing and Equipment Finance
Summary of Operations

($ 000s)

For the Six Months Ended June 30:	2005	2004	Change
Net interest income	$29,209	$26,668	$2,541
Provision for credit losses	1,256	2,910	(1,654)
Non-interest income	21,862	22,786	(924)
Non-interest expense	23,273	20,486	2,787
Pre-tax income	26,542	26,058	484
Income tax expense	9,494	9,294	200
Net Income	$17,048	$16,764	$284

ROA	2.32%	2.58%

56)  Portfolio Status and Composition
($ 000s)

At June 30:	2005	2004	Change
Middle Market	$789,222	$675,897	16.8%
Small Ticket	283,722	237,653	19.4%
Winthrop	204,226	212,172	(3.7)%
Wholesale	77,516	80,694	(3.9)%
Leveraged Lease	18,786	18,786	—
Subtotal	1,373,472	1,225,202	12.1%
Other	46,396	83,962	(44.7)%
Total	$1,419,868	$1,309,164	8.5%

57)  Market Segment Opportunities

•    Winthrop Resources

•                    Focus on the right profile

—  Technology

—  Healthcare

—  Retail

•    TCF Equipment Finance

•                    Strategy of diversity

—  Industry, geography, transaction size, collateral support

•                    Segments

—  Specialty vehicles

—  Construction and manufacturing

—  Small ticket (including healthcare)

58)  Delta Update

•    Investment in leveraged lease = $18.8 million

($ 000s)	At June 30, 2005
Rental receivable	$10,064
Estimated residual value of leased asset	13,660
Less: Unearned income	(4,938)
Investment in leveraged lease	$18,786

•    Senior third-party non-recourse debt of $15.6 million

•    Delta Airlines lease was placed on non-accrual at 9/30/04

•    Delta made the scheduled payment on 7/5/05 on the non-recourse debt

•    Delta’s current deteriorating financial position makes bankruptcy possible

•    74% of the investment in leveraged lease is reserved as of 6/30/05

59)  Leasing Future

•    Look to grow the existing segments

•                    Where we know the credit and collections profile, documentation process, etc.

•    Grow VGM Financial Services — acquired March 2004

•                    Our capital supply and competitive rates give us a great opportunity to expand into other segments

•    Look to enter new segments

•                    With similar transaction profiles (size, term, credit, etc.)

•    As always - be opportunistic

60)  Consumer Lending

Timothy P. Bailey
President
Lakeshore (Illinois, Wisconsin, Indiana)

61)  Consumer Home Equity Lending +20%*

Loan-to-value	12/01	12/02	12/03	12/04	6/05
	($ millions)

80% or less	$1,178.80	$1,488.50	$1,816.70	$2,149.40	$2,406.50
Over 80 to 90%	$802.10	$1,028.20	$1,370.50	$1,750.50	$1,803.00
Over 90 to 100%	$396.30	$385.00	$361.40	$449.30	$531.60
Over 100%	$66.60	$53.90	$39.50	$32.80	$28.60

Total	$2,444	$2,956	$3,588	$4,382	$4,770

*  Twelve-month growth rate

62)  Consumer Home Equity Loans

At June 30, 2005

•    68% amortizing loans, 32% lines of credit

•    52% variable rate (prime based) and 48% fixed rate

•    66% are 1st mortgages, 34% are 2nd mortgages

•    Average home value of $205,971

•    Yield 6.78%

•    Over-30-day delinquency rate .34%

•    Net charge-offs: 2005 = .10%*, 2004 = .09% , 2003 = .11%

•    Average loan-to-value 75%

•    Average FICO score 718

*  Annualized

63)  Consumer Home Equity Loans

($ millions)

			Delinquencies
	Charge-Offs	NPAs	$	%

2001	.17%	$26.4	$17.1	.71%
2002	.18%	$23.5	$18.3	.62%
2003	.11%	$30.6	$17.2	.48%
2004	.09%	$22.0	$15.1	.35%
6/05	.10%	$21.0	$16.2	.34%

NPAs = Non-Performing Assets

64)  Consumer Lending

2006 and Beyond

•    Outbound sales call center

•    Improved targeting and lead generation

•    Increased lender productivity

•    New branches

•    New products

•    Enhanced internet lending functionality

65)  Credit Quality

Paul B. Brawner
Senior Credit Officer

66)  Allowance for Loan & Lease Losses

	12/01		12/02		12/03		12/04		6/05
	($ millions)

Allowance for Loan & Lease Losses	$75.0		$77.0		$76.6		$79.9		$76.4
Net Charge-offs (NCO)	$12.5		$20.0		$12.9		$9.5		$1.5

As a % of Loans & Leases:
Allowance	.91%		.95%		.92%		.85%		.78%
NCO	.15%		.25%		.16%		.11%		.03%[1]
Coverage Ratio	6.0	X	3.8	X	5.9	X	8.4	X	26.1	X

1   Annualized

67)  Net Charge-offs by Business Line

	2001	2002	2003	2004	YTD 2005*

Consumer	.13%	.15%	.10%	.08%	.10%
Commercial real estate	—	.12	.07	.02	—
Commercial business	.06	1.35	.18	.04	(1.17)
Leasing and equipment finance	1.00	.80	.69	.43	.22
Residential real estate	—	—	.01	.01	.01
Total	.15	.25	.16	.11	.03

*  Annualized

68)  Delinquencies (over 30-day)1

	12/01	12/02	12/03	12/04	6/05

Delinquencies ($ millions)	$46.8	$46.3	$38.7	$34.4	$32.0

Delinquencies (percent)	.57%	.57%	.47%	.37%	.33%

1   Excludes non-accrual loans and leases

69)  Non-Performing Assets

	12/01	12/02	12/03	12/04	6/05
	($ millions)

Non-Accrual Loans and Leases	$52.0	$43.6	$35.4	$46.9 *	$41.7 *
Real Estate Owned	$14.6	$26.6	$33.5	$17.2	$17.3
Total	$66.6	$70.2	$68.9	$64.1	$59.0

Reserves/NAs:	144%	176%	216%	170%	183%
NPAs/Assets:	.59%	.58%	.61%	.52%	.47%

*  Includes Delta leveraged lease of $18.8 million

70)  Potential Problem Loans*

	12/01	12/02	12/03	12/04	6/05
	($ millions)

Consumer	$.6	$4.5	$—	$—	$—
Commercial real estate	$15.0	$30.2	$20.3	$34.2	$29.3
Commercial business	$41.2	$33.4	$12.7	$18.1	$21.9
Leasing and Equipment finance	$15.1	$15.3	$15.1	$18.8	$8.9

Total	$71.9	$83.4	$48.1	$71.1	$60.1

*  Loans and leases primarily classified for regulatory purposes as substandard

71)  TCF vs. Top 50 Banks1 - Net Charge-Offs

Six Months Ended June 30, 2005
(Percent)

PNC FINANCIAL SE	PNC	(.11)%
UNIONBANCAL CORP	UB	(.04)%
CITY NATL CORP	CYN	(.03)%
MERCANTILE BANKS	MRBK	.00%
NORTHERN TRUST	NTRS	.00%
WEBSTER FINANCIAL CORP	WBS	.01%
FULTON FINANCIAL	FULT	.02%
TCF FINL CORP	TCB	.03%
VALLEY NATL BANC	VLY	.04%
NORTH FORK BANCP	NFB	.07%
ASSOC BANC-CORP	ASBC	.08%
INTL BANCSHARES	IBOC	.08%
WACHOVIA CORP	WB	.09%
ZIONS BANCORP	ZION	.09%
COMMERCE BANC NJ	CBH	.10%
BANK NEW YORK	BK	.11%
WILMINGTON TRUST	WL	.12%
CULLEN/FROST	CFR	.12%
MARSHALL &ILSLEY	MI	.13%
BOK FINL CORP	BOKF	.13%
SUNTRUST BANKS	STI	.14%
BANKNORTH GROUP	BNK	.14%
M&T BANK CORP	MTB	.17%
COLONIAL BANCGRO	CNB	.18%
FIRST CITIZENS-A	FCNCA	.18%
FIRST HORIZON NA	FHN	.20%
REGIONS FINL	RF	.20%
AMSOUTH BANCORP	ASO	.22%
BANCORPSOUTH INC	BXS	.24%
BANK OF HAWAII	BOH	.24%
COMMERCE BCSHS (KC)	CBSH	.26%
BB&T CORPORATION	BBT	.26%
SYNOVUS FINL	SNV	.30%
NATL CITY CORP	NCC	.31%
KEYCORP	KEY	.32%
COMERICA INC	CMA	.32%
HUNTINGTON BANC	HBAN	.37%
FIFTH THIRD BANC	FITB	.37%
SOUTH FINANCIAL	TSFG	.38%
HIBERNIA CORP	HIB	.38%
COMPASS BANCSHS	CBSS	.41%
HUDSON UNITED BA	HU	.47%
US BANCORP	USB	.49%
POPULAR INC	BPOP	.56%
BANK OF AMERICA	BAC	.67%
FIRSTMERIT CORP	FMER	.68%
SKY FINANCIAL GR	SKYF	.70%
WELLS FARGO & CO	WFC	.71%
JP MORGAN CHASE	JPM	.78%
CITIGROUP INC	C	1.33%

WEIGHTED AVERAGE		.59%

1   Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/05

Source:  CapitalBridge

72)  TCF vs. Top 50 Banks1 - Loan Loss Coverage2

Six Months Ended June 30, 2005
(Multiple)

UNIONBANCAL CORP	UB	N.M.
PNC FINANCIAL SE	PNC	628.00
NORTHERN TRUST	NTRS	162.38
WEBSTER FINANCIAL CORP	WBS	97.99
FULTON FINANCIAL	FULT	60.27
CITY NATL CORP	CYN	43.82
TCF FINL CORP	TCB	26.11
VALLEY NATL BANC	VLY	23.92
INTL BANCSHARES	IBOC	19.85
ASSOC BANC-CORP	ASBC	16.56
ZIONS BANCORP	ZION	14.22
WACHOVIA CORP	WB	14.01
COMMERCE BANC NJ	CBH	14.01
MERCANTILE BANKS	MRBK	13.53
BANK NEW YORK	BK	13.38
CULLEN/FROST	CFR	11.75
WILMINGTON TRUST	WL	11.00
BOK FINL CORP	BOKF	9.96
M&T BANK CORP	MTB	9.80
NORTH FORK BANCP	NFB	9.70
MARSHALL &ILSLEY	MI	9.08
BANKNORTH GROUP	BNK	8.32
FIRST CITIZENS-A	FCNCA	7.52
SUNTRUST BANKS	STI	7.18
BANK OF HAWAII	BOH	6.83
COLONIAL BANCGRO	CNB	6.74
REGIONS FINL	RF	6.45
COMMERCE BCSHS (KC)	CBSH	5.97
BANCORPSOUTH INC	BXS	5.44
KEYCORP	KEY	5.39
AMSOUTH BANCORP	ASO	4.98
FIRST HORIZON NA	FHN	4.89
SYNOVUS FINL	SNV	4.58
COMERICA INC	CMA	4.54
BB&T CORPORATION	BBT	4.43
HIBERNIA CORP	HIB	3.77
NATL CITY CORP	NCC	3.52
SOUTH FINANCIAL	TSFG	3.30
US BANCORP	USB	3.29
COMPASS BANCSHS	CBSS	3.22
FIFTH THIRD BANC	FITB	3.06
POPULAR INC	BPOP	2.87
HUNTINGTON BANC	HBAN	2.86
HUDSON UNITED BA	HU	2.58
BANK OF AMERICA	BAC	2.35
JP MORGAN CHASE	JPM	2.14
FIRSTMERIT CORP	FMER	2.10
SKY FINANCIAL GR	SKYF	2.03
WELLS FARGO & CO	WFC	1.82
CITIGROUP INC	C	1.42

WEIGHTED AVERAGE		2.48

1   Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/05

2   Calculated based on simple annualization of net charge-offs except for banks with net recoveries which were calculated based on the trailing four quarters’ net charge-offs.

Source:  CapitalBridge

73)  Risks &Conclusion

William A. Cooper
Chairman & CEO

74)  Risks

•    Interest Rate Risk

•    Economy

•    Decline in Midwest Home Values

•    Credit Risk

•    Ability to Attract and Retain New Checking Account Customers

•    Long-term Success of Branch Banking

75)  Risks

•    Competition

•    Changing Customer Behavior

•    Regulatory and Compliance

•    Legal and Tax

•    VISA

76)  NYSE: TCB
The Leader In Convenience Banking

Stock Price Performance
(In Dollars)

Year-Ending	Stock Price	Dividend Paid
Jun-86	$1.50	NA
Dec-86	$1.52	NA
Dec-87	$.86	NA
Dec-88	$1.11	$.03
Dec-89	$1.69	$.05
Dec-90	$.96	$.05
Dec-91	$2.42	$.05
Dec-92	$3.63	$.06
Dec-93	$4.25	$.09
Dec-94	$5.18	$.13
Dec-95	$8.28	$.15
Dec-96	$10.88	$.18
Dec-97	$16.97	$.23
Dec-98	$12.09	$.31
Dec-99	$12.44	$.36
Dec-00	$22.28	$.41
Dec-01	$23.99	$.50
Dec-02	$21.85	$.58
Dec-03	$25.68	$.65
Dec-04	$32.14	$.75
Jun-05	$25.88	$.85	(annualized)

77)  Appendix

78)  Reconciliation of GAAP to Non-GAAP Measures
Return on Tangible Equity1
($ 000s)

For the Six Months Ended
June 30, 2005

Computation of Return on Equity (ROE):
Net income, as reported	$134,106

Average stockholders' equity, as reported	$933,286

Return on equity	28.74%

Computation of Return on Tangible Equity (ROTE):
Net income	$134,106
Amortization of deposit based intangibles, net of any related tax effect	536

Net income, adjusted	$134,642

Average stockholders' equity	$933,286
Less:
Average goodwill	152,599
Average deposit base intangible	3,826

Average tangible equity	$776,861

Return on tangible equity (ROTE)	34.66%

1   In contrast to GAAP-basis measures, ROTE excludes the after-tax effect of goodwill and deposit base intangible assets both in the income statement and balance sheet.  This allows management to review core operating results and core capital position of the Company.  This is consistent with the treatment by the bank regulatory agencies which exclude goodwill and deposit base intangible assets from their calculation of risk-based capital.

79)  Reconciliation of GAAP to Non-GAAP Measures
Realized Tangible Equity1
($ 000s)

	12/01	12/02	12/03	12/04	6/05

Computation of Realized Tangible Equity:
Stockholders' equity	$917,033	$977,020	$920,858	$958,418	$954,557
Less:
Goodwill	145,462	145,462	145,462	152,599	152,599
Deposit base intangibles	9,244	7,573	5,907	4,245	3,416

Tangible Equity	762,327	823,985	769,489	801,574	798,542
Less:
Net unrealized gains (losses) on securities available for sale	6,229	46,102	5,653	(1,416)	1,601

Realized tangible equity	$756,098	$777,883	$763,836	$802,990	$796,941

1   In contrast to GAAP-basis measures, Realized Tangible Equity excludes goodwill, deposit base intangible assets and net unrealized gains (losses) on securities available for sale. This allows management to review the core capital position of the Company. This is consistent with the treatment by the bank regulatory agencies which exclude goodwill, deposit base intangible assets and unrealized gains (losses) on securities available for sale from their calculation of risk-based capital.

80)  Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance.  In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; ability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards, or monetary, fiscal or tax policies of the federal or state governments; adverse findings in tax audits; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values or a bankruptcy filing by Delta Airlines, the lessee under a leveraged lease in which TCF holds an equity interest; imposition of vicarious liability on TCF as lessor in its leasing operations; denial of insurance coverage claims made by TCF; technological, computer-related or operational difficulties; adverse changes in securities markets; the risk that TCF could be unable to effectively manage the volatility of its mortgage servicing portfolio, which could adversely affect earnings; and results of litigation or other significant uncertainties. Investors should consult TCF’s Annual Report to Shareholders and reports on Forms 10-K, 10-Q and 8-K for additional important information about the Company.

Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted EPS).

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Core checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

Return on Average Tangible Common Equity (ROTE)

Annualized net income (excluding the after-tax effect of goodwill and deposit base intangible assets amortization) divided by average tangible common stockholders’ equity for the period.

Tangible Common Stockholders’ Equity

Common stockholders’ equity less goodwill and deposit base intangible assets.